                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2002


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


             Delaware                                      76-0506313
 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)


                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


  (c) Exhibits
        99.1      Press Release of Group 1 Automotive, Inc. dated as of August 29, 2002 reporting on presentation at Goldman, Sachs & Co. Retailing Conference.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 29, 2002, Group 1 Automotive, Inc., a Delaware corporation, announced that its CEO and CFO will present at the Goldman, Sachs & Co. Global Retailing Conference. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Group 1 Automotive, Inc.



    August 30, 2002              By:         /s/ Scott L. Thompson
----------------------              --------------------------------------------
         Date                       Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer

                                INDEX TO EXHIBITS





Exhibit No.             Description
-----------             -----------
   99.1            Press Release of Group 1 Automotive, Inc. dated as of August 29, 2002 reporting on presentation at Goldman, Sachs & Co. Retailing Conference.